                       FIRST AMENDMENT TO LOAN AGREEMENT


     This First Amendment to Loan Agreement (the "Amendment") is executed this 17th day of September, 1999, by and between 1-800 Contacts, Inc. also known as 1-800 Contacts, (Delaware), Inc. ("Borrower") and ZIONS NATIONAL BANK (the "Lender").

     WHEREAS, Borrower and Lender entered into that certain Loan Agreement dated October 29, 1998, which provided, among other things, for Lender to extend a Revolving Line of Credit in the maximum principal amount of Five Million and 00/100 Dollars ($5,000,000.00) (the "Loan Agreement"); and

     WHEREAS, Borrower has requested Lender to renew and increase the promissory note from $5,000,000.00 to $10,000,000.00 and amend certain financial covenants, and;

     WHEREAS, Lender has agreed to such request provided, among other things, Borrower executes and delivers this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Loan Agreement is hereby amended as follows:

          1. The section entitled "Borrowing Base" is hereby deleted in its entirety and replaced as follows:

          Borrowing Base. The words "Borrowing Base" mean as determined by Lender from time to time, the lesser of (a) $10,000,000.00; or (b) 50.000% of the aggregate amount of Eligible Inventory. Eligible Inventory is defined as Inventory that has not yet expired.

          2. The section entitled "Working Capital" is hereby deleted in its entirety and replaced as follows:

          Working Capital. Maintain Working Capital in excess of $8,000,000.00 for the third quarter ending October 2, 1999; $9,000,000.00 for the fourth quarter ending January 1, 2000, and $10,000,000 thereafter through maturity. Working capital to include prepaid expenses.

          3. The section entitled "Operating Totals" is hereby deleted in its entirety and replaced as follows:

          Net Profit After Tax. Borrower shall show a Net Profit After Tax of no less than $1,500,000.00 for the fiscal year ending January 1, 2000; a net loss of no greater than $500,000.00 for the 1st quarter ending April 1, 2000; a net profit of no less than $750,000.00 for the 2nd quarter ending July
          1, 2000; a net loss of no greater than $750,000.00 for the 3rd quarter ending September 30, 2000; and a net profit of no less than $1,500,000.00 for the fourth quarter ending December 30, 2000.

          4. The section entitled "Time out of Debt" is hereby deleted in its entirety and replaced as follows:

          Time out of Debt. For a period of at least thirty (30) days annually, thirty (30) days of which must be consecutive, Borrower shall not have an outstanding balance under the note.

          5. The section entitled "Additional Long Term Debt: is hereby deleted in its entirety and replaced as follows:

          Additional Long Term Debt. Borrower shall not incur additional long term debt in excess of $1,000,000.00 without written consent of Lender.

     Except as amended herein, all other terms and conditions of the Loan Agreement remain in full force and effect and are applicable to this Amendment.

     IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the date and year first above written.

Borrower: 1-800 Contacts, Inc. also known      Zions First National Bank
1-800 Contacts (Delaware), Inc.


By:  /s/ Jonathan C. Coon                      By:  /s/ Brett L. Eliason, V.P.
   --------------------------------               -----------------------------
Jonathan C. Coon, President and CEO            Brett L. Eliason, Vice President

                                PROMISSORY NOTE


---------------------------------------------------------------------------------------------------------------
   Principal     Loan Date     Maturity       Loan No     Call    Collateral    Account     Officer    Initials
$10,000,000.00  09-17-1999    04-30-2001        9003       C        7420        7057008      11049
---------------------------------------------------------------------------------------------------------------
     References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
---------------------------------------------------------------------------------------------------------------

Borrower:   1-800 CONTACTS (DELAWARE), INC. also known as         Lender:   ZIONS FIRST NATIONAL BANK
            1-800 CONTACTS, INC                                             HEAD OFFICE/COMMERCIAL BANKING
            66 EAST WADSWORTH PARK DRIVE, 3RD FLOOR                         #1 SOUTH MAIN STREET
            DRAPER, UT 84020                                                P.O. BOX 25822
                                                                            SALT LAKE CITY, UT 84125

===============================================================================================================

Principal Amount: $10,000,000.00             Initial Rate: 8.750%               Date of Note: September 17,1999

PROMISE TO PAY. 1-800 CONTACTS (DELAWARE), INC. also known as 1-800 CONTACTS, INC. ("Borrower") promises to pay to ZIONS FIRST NATIONAL BANK ("Lender"), or order, in lawful money of the United States of America, the principal amount of Ten Million & 00/100 Dollars ($10,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on April 30, 2001. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning October 1, 1999, and all subsequent interest payments are due on the same day of each month after that. The annual interest rate for this note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the ZIONS FIRST NATIONAL BANK PRIME RATE (the "Index"). "PRIME RATE" MEANS AN INDEX WHICH IS DETERMINED DAILY BY THE PUBLISHED COMMERCIAL LOAN VARIABLE RATE INDEX HELD BY ANY TWO OF THE FOLLOWING BANKS: CHASE MANHATTAN BANK, WELLS FARGO BANK N.A., AND BANK OF AMERICA N.T. & S.A. IN THE EVENT NO TWO OF THE FOLLOWING BANKS HAVE THE SAME PUBLISHED RATE, THE BANK HAVING THE MEDIAN RATE WILL ESTABLISH LENDERS' PRIME RATE. IF, FOR ANY REASON BEYOND THE CONTROL OF LENDER, ANY OF THE AFOREMENTIONED BANKS BECOMES UNACCEPTABLE AS A REFERENCE FOR THE PURPOSE OF DETERMINING THE PRIME RATE USED HEREIN, LENDER MAY, FIVE DAYS AFTER POSTING NOTICE IN LENDERS OFFICES, SUBSTITUTE ANOTHER COMPARABLE BANK FOR THE ONE DETERMINED UNACCEPTABLE. AS USED IN THIS PARAGRAPH, "COMPARABLE BANK" SHALL MEAN ONE OF THE TEN LARGEST COMMERCIAL BANKS HEADQUARTERED IN THE UNITED STATES OF AMERICA. THIS DEFINITION OF PRIME RATE IS TO BE STRICTLY INTERPRETED AND IS NOT INTENDED TO SERVE ANY PURPOSE OTHER THAN PROVIDING AN INDEX TO DETERMINE THE VARIABLE INTEREST RATE USED HEREIN. IT IS NOT THE LOWEST RATE AT WHICH LENDER MAY MAKE LOANS TO ANY OF ITS CUSTOMERS, EITHER NOW OR IN THE FUTURE. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each DAY. The Index currently is 8.250% per annum. The Interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 0.500 percentage points over the Index, resulting in an Initial rate of 8.750% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid Interest. Rather, they will reduce the principal balance due.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired. (i) Lender in good faith deems itself insecure.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days: or (b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 3,500 percentage points over the Index. The Interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorney's fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgement collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of Utah. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of SALT LAKE County, the State of Utah. Subject to the provisions on arbitration, this Note shall be governed by and construed in accordance with the laws of the State of Utah.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent

09-17-1999                      PROMISSORY NOTE                         Page 2
                                  (Continued)
================================================================================

permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

COLLATERAL. This Note is secured by in addition to any other collatera, all inventory, chattel paper, accounts, equipment and general intangibles as referenced in the Commercial Security Agreement date October 29, 1998.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested orally by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party of parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: JONATHAN C. COON, PRESIDENT AND CEO; JOHN NICHOLS, VICE PRESIDENT; AND SCOTT TANNER, CHIEF FINANCIAL OFFICER. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

ARBITRATION DISCLOSURES:

    1. ARBITRATION IS FINAL AND BINDING ON THE PARTIES AND SUBJECT TO ONLY VERY LIMITED REVIEW BY A COURT.

    2. IN ARBITRATION THE PARTIES ARE WAIVING THEIR RIGHT TO LITIGATE IN COURT, INCLUDING THEIR RIGHT TO A JURY TRIAL.

    3.  DISCOVERY IN ARBITRATION IS MORE LIMITED THAN DISCOVERY IN COURT.

    4. ARBITRATORS ARE NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING IN THEIR AWARDS. THE RIGHT TO APPEAL OR TO SEEK MODIFICATIONS OF ARBITRATOR'S RULINGS IS VERY LIMITED.

    5. A PANEL OF ARBITRATORS MIGHT INCLUDE AN ARBITRATOR WHO IS OR WAS AFFILIATED WITH THE BANKING INDUSTRY.

    6. IF YOU HAVE QUESTIONS ABOUT ARBITRATION, CONSULT YOUR ATTORNEY OR THE AMERICAN ARBITRATION ASSOCIATION.

        (a) Any claim or controversy ("Dispute") between or among the parties and their assigns, including but not limited to Disputes arising out of or relating to this agreement, this arbitration provision ("arbitration clause"), or any related agreements or instruments or instruments relating hereto or delivered in connection herewith ("Related Documents"), and including but not limited to a Dispute based on or arising from an alleged tort, shall at the request of any party be resolved by binding arbitration in accordance with the applicable arbitration rules or the American Arbitration Association (the "Administrator"). The provisions of this arbitration clause shall survive any termination, amendment, or expiration or this agreement or Related Documents. The provisions of this arbitration clause shall supersede any prior arbitration agreement between or among the parties. If any provision of this arbitration clause should be determined to be unenforceable, all other provisions of this arbitration clause shall remain in full force and effect.

         (b) The arbitration proceedings shall be conducted in Salt Lake City, Utah, at a place to be determined by the Administrator. The Administrator and the arbitrator(s) shall have the authority to the extent practicable to take any action to require the arbitration proceeding to be completed and the arbitrator(s)' award issued within one hundred fifty (150) days of the filing of the Dispute with the Administrator. The arbitrator(s) shall have the authority to impose sanctions on any party that fails to comply with time periods imposed by the Administrator or the arbitrator(s), including the sanction of summarily dismissing any Dispute or defense with prejudice. The arbitrator(s) shall have the authority to resolve any Dispute regarding the terms of this agreement, this arbitration clause or Related Documents, including any claim or controversy regarding the arbitrability of any Dispute. All limitations periods applicable to any Dispute or defense, whether by statute or agreement, shall apply to any arbitration proceeding hereunder and the arbitrator(s) shall have the authority to decide whether any Dispute or defense is barred by a limitations period and, if so, to summarily enter an award dismissing Dispute or defense on that basis. The doctrines of compulsory counterclaim, res judicata, and collateral estoppel shall apply to any arbitration proceeding hereunder so that a party must state as a counterclaim in the arbitration proceeding any claim or controversy which arises out of the transaction or occurrence that is the subject matter of the Dispute. The arbitrator(s) may in the arbitrator(s)' discretion and at the request of any party: (1) consolidate in a single arbitration proceeding any other claim or controversy involving another party that is substantially related to the Dispute where that other party is bound by an arbitration clause with the Lender, such as borrowers, guarantors, sureties, and owners of collateral; (2) consolidate in a single arbitration proceeding any other claim or controversy that is substantially similar to the Dispute; and (3) administer multiple arbitration claims or controversies as class actions in accordance with the provisions of Rule 23 of the Federal Rules of Civil Procedure.

         (c) The arbitrator(s) shall be selected in accordance with the rules of the Administrator from panels maintained by the Administrator. A single arbitrator shall have expertise in the subject matter of the Dispute. Where three arbitrators conduct an arbitration proceeding, the Dispute shall be decided by a majority vote of the three arbitrators, at least one of whom must have expertise in the subject matter of the Dispute and at least one of whom must be a practicing attorney. The arbitrator(s) shall award to the prevailing party recovery of all costs and fees (including attorneys' fees and costs, arbitration administration fees and costs, and arbitrator(s)'
    fees). The arbitrator(s), either during the pendency of the arbitration proceeding or as part of the arbitration award, also may grant provisional or ancillary remedies, including but not limited to an award of injunctive relief, foreclosure, sequestration, attachment, replevin, garnishment, or the appointment of a receiver.

         (d) Judgment upon an arbitration award may be entered in any court having jurisdiction, subject to the following limitation: the arbitration award is binding upon the parties only if the amount does not exceed Four Million Dollars ($4,000,000.00); if the award exceeds that limit, either party may demand the right to court trial. Such a demand must be filed with the Administrator within thirty (30) days following the date of the arbitration award; if such a demand is not made is not made within that time period, the amount of the arbitration award shall be binding. The computation of the total amount of an arbitration award shall include amounts awarded for attorneys' fees and costs, arbitration administration fees and costs, and arbitrator(s)' fees.

         (e) No provision of this arbitration clause, nor the exercise of any rights hereunder, shall limit the right of any party to: (1) judicially or non-judicially foreclose against any real or personal property collateral or other security; (2) exercise self-help remedies, including but not limited to repossession and setoff rights; or (3) obtain from a court having jurisdiction thereover any provisional or ancillary remedies, including but not limited to injunctive relief, foreclosure, sequestration, attachment, replevin, garnishment, or the appointment of a receiver. Such rights can be exercised at any time, before or during initiation of an arbitration proceeding, except to the extent such action is contrary to the arbitration award. The exercise of such rights shall not constitute a waiver of the right to submit any Dispute to arbitration, and any claim or controversy related to the exercise of such rights shall be a Dispute to be resolved under the provisions of this arbitration clause. Any party may initiate arbitration with the Administrator; however, if any party initiates litigation and another party disputes any allegation in that litigation, the disputing party--upon the request of the initiating party--must file a demand for arbitration with the Administrator and pay the Administrator's filing fee. The parties may serve by mail a notice of an initial motion for an order of arbitration.

   09-17-1999                   PROMISSORY NOTE                       Page 3
                                  (Continued)

================================================================================

         (f) Notwithstanding the applicabilty of any other law to this agreement, the arbitration clause, or Related Documents between or among the parties, the Federal Arbitration Act, 9 U.S.C. Section 1 et seq., shall apply to the construction and interpretation of this arbitration clause.

PRIOR NOTE. This is a renewal of a Promissory Note from Borrower to Lender dated October 29, 1998 in the original principal amount of $5,000,000.00.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:
1-800 CONTACTS (DELAWARE), INC. also known as 1-800 CONTACTS, INC.

By: /s/ JONATHAN C. COON
   ----------------------------------------
   JONATHAN C. COON, PRESIDENT AND CEO

================================================================================

                     DISBURSEMENT REQUEST AND AUTHORIZATION



  Principal     Loan Date     Maturity     Loan No.  Call  Collateral   Account  Officer  Initials
$10,000,000.00  09-17-1999   04-30-2001     9003      C      7420       7057008   11049

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.



Borrower:  1-800 CONTACTS (DELAWARE), INC. also known as     Lender:  ZIONS FIRST NATIONAL BANK
           1-800-CONTACTS, INC.                                       HEAD OFFICE/COMMERCIAL BANKING
           66 EAST WADSWORTH PARK DRIVE, 3RD FLOOR                    #1 SOUTH MAIN STREET
           DRAPER, UT  84020                                          P.O. BOX 25822
                                                                      SALT LAKE CITY, UT  84125


================================================================================

LOAN TYPE. This is a Variable Rate (0.500% over ZIONS FIRST NATIONAL BANK PRIME RATE, making an initial rate of 8.750%), Revolving Line of Credit Loan to a Corporation for $10,000,000.00 due on April 30, 2001. This is a secured renewal of the following described indebtedness: This is a renewal of a Promissory Note from Borrower to Lender dated October 29, 1998 in the original principal amount of $5,000,000.00

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan for:

    [_] Personal, Family, or Household Purposes or Personal Investment.

    [X] Business (including Real Estate Investment)

SPECIFIC PURPOSE. The specific purpose of this loan is: TO RENEW AND INCREASE THE REVOLVING LINE OF CREDIT USED TO FUND TIMING DIFFERENCES IN BORROWERS OPERATING CYCLE AND OTHER CORPORATE PURPOSES.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $10,000,000.00 as follows:

            Undisbursed Funds:                       $ 9,974,775.00

            Other Charges Financed:
             $225.00 Documentation Fees              $       225.00

            Total Financed Prepaid Finance Charges:
             $25,000.00 Loan Fees                    $    25,000.00
                                                     --------------
            Note Principal:                          $10,000,000.00

FINAL AGREEMENT. Borrower understands that the loan documents signed in connection with this loan are the final expression of the agreement between Lender and Borrower and may not be contradicted by evidence of any alleged oral agreement.

FINANCIAL CONDITION. BY SIGNING THIS AUTORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED SEPTEMBER 17, 1999.

BORROWER:

1-800 CONTACTS (DELAWARE), INC. also known as 1-800 CONTACTS, INC.

BY:  /s/ JONATHAN C. COON
   -----------------------------------------
   JONATHAN C. COON, PRESIDENT AND CEO

================================================================================